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                                                              EXHIBIT 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-495549, No. 333-30473, No. 333-89908 and No.
33-64477) and Form S-3 (No. 333-44559, No. 333-30473, No. 333-70937 and No.
333-45463) of P-Com, Inc., of our report dated March 31, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

                                          PricewaterhouseCoopers LLP

San Jose, California

August 24, 2000